Prepaid Expenses (Details) - USD ($)	Jun. 30, 2020		Jun. 30, 2019
Prepaid Expenses [Abstract]
Consulting fees	$ 2,428,987	[1]	$ 3,169,545
Rent with lease term under one year	18,103		135,025
Taxes	162,933		90,118
Others	111,788		131,317
Subtotal	2,721,811		3,526,005
Less: Long-term prepaid expenses	(1,599,647)		(2,247,872)
Total prepaid expenses	$ 1,122,164		$ 1,278,133

[1]	As of June 30, 2020, the Company prepaid approximately $1.1 million, $0.5 million, $0.4 million and $0.3 million of consulting fees to four third party service providers for various strategic planning and business development consulting services. The consulting service periods ranged from 1 year to 5 years.